UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Sec. 13 or 15(d) of the Securities
                              Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 25, 2003


                  American General Mortgage Loan Trust 2003-1,
       Mortgage Loan Asset-Backed Pass-Through Certificates Series 2003-1
               (Exact name of registrant as specified in charter)

New York                      333-87146-01                  30-0183660
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)


601 NW Second Street, Evansville,  IN                        47708
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: 812-424-8031

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events


American General Mortgage Loan Trust 2003-1
Mortgage Loan Asset-Backed Pass-Through Certificates
Series 2003-1

     On June 25, 2003, Bank One, N.A., as Trust Administrator for American General Mortgage Loan Trust 2003-1 Mortgage Loan Asset-Backed Pass-Through Certificates Series 2003-1, made a monthly distribution to Certificateholders of principal and/or interestpursuant to the Pooling and Servicing Agreement, dated as of May 1, 2003, among Bond Securitization, L.L.C. as Depositor, Second Street Funding Corporation as Seller,American General Finance Corporation as Master Servicer, U. S. Bank National Association asTrustee and Bank One, N.A. as Trust Administrator.

Item 7.  Financial Statements and Exhibits

        (c) Exhibits

Exhibit No.                      Description

99.1     Report  to Holders of, American General Mortgage Loan Trust
         2003-1 Mortgage  Loan  Asset-Backed  Pass-Through Certificates
         Series 2003-1 relating to the Distribution Date of June 25, 2003 prepared by Bank One, N.A., as Trust Administrator under the Pooling and Servicing Agreement dated as of May 1, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 25, 2003


                          By: /s/ R. Tarnas
                              ------------------------------
                          Name:   R. Tarnas
                                  Vice President
                                  Bank One, N.A., as Trust Administrator

                                 EXHIBIT INDEX

Exhibit


99.1                 Monthly Remittance Statement dated June 25, 2003



EX-99.1
Computational Material

Payment Date: 06/25/03


------------------------------------------------------------

American General Mortgage Loan Trust 2003-1, Mortgage Loan Asset-Backed Pass Through Certificates Series 2003-1
------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A-1       146,500,000.00    1.438750%    12,229,107.40    163,937.57   12,393,044.97       0.00       0.00
                        A-2        34,000,000.00    2.540000%             0.00     71,966.67       71,966.67       0.00       0.00
                        A-3        44,820,000.00    4.030000%             0.00    150,520.50      150,520.50       0.00       0.00
Residual                R                   0.00    0.000000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M-1        16,190,000.00    4.260000%             0.00     57,474.50       57,474.50       0.00       0.00
                        M-2        15,550,000.00    4.690000%             0.00     60,774.58       60,774.58       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        257,060,000.00     -           12,229,107.40    504,673.82   12,733,781.22     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A-1       134,270,892.60              0.00
                                A-2        34,000,000.00              0.00
                                A-3        44,820,000.00              0.00
Residual                        R                   0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M-1        16,190,000.00              0.00
                                M-2        15,550,000.00              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        244,830,892.60     -
--------------------------------------------------------------------------------

                             Payment Date: 06/25/03


          ------------------------------------------------------------
(null)
 American General Mortgage Loan Trust 2003-1, Mortgage Loan Asset-Backed
        Pass-Through Certificates Series 2003-1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A-1   146,500,000.00     1.438750% 02639MAA4    83.475136      1.119028    916.524864
                           A-2    34,000,000.00     2.540000% 02639MAB2     0.000000      2.116667  1,000.000000
                           A-3    44,820,000.00     4.030000% 02639MAC0     0.000000      3.358333  1,000.000000
Residual                   R               0.00     0.000000% 02639MAF3     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M-1    16,190,000.00     4.260000% 02639MAD8     0.000000      3.550000  1,000.000000
                           M-2    15,550,000.00     4.690000% 02639MAE6     0.000000      3.908333  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     257,060,000.00       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
(null)
 American General Mortgage Loan Trust 2003-1, Mortgage Loan Asset-Backed
                Pass-Through Certificates Series 2003-1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       248,445,441.50   248,445,441.50
Loan count                   4210             4210
Avg loan rate          10.591597%            10.59
Prepay amount        9,914,413.00     9,914,413.00

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       107,920.69       107,920.69
Sub servicer fees            0.00             0.00
Trustee fees             3,367.13         3,367.13


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy                   0.00             0.00
Fraud                        0.00             0.00
Special Hazard               0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           87.035950%           100.000000%            213,090,892.60
   -----------------------------------------------------------------------------
   Junior           12.964050%             0.000000%             31,740,000.00
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          11                   621,896.22
60 to 89 days                           1                    32,448.12
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                12                   654,344.34
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           12,733,781.22         12,733,781.22
Principal remittance amount           12,229,107.40         12,229,107.40
Interest remittance amount               504,673.82            504,673.82